Mining Concession Asset	12 Months Ended
Dec. 31, 2025
Mining Concession Asset [Abstract]
MINING CONCESSION ASSET
7.	MINING CONCESSION ASSET

Mining concession asset consists of the following:

As at	December 31, 2025	December 31, 2024
	$	$
Opening balance	–	–
Addition: Original acquisition cost – First Guayabales Option (a)	9,833,334	–
Addition: Environmental remediation – First Guayabales Option (b)	1,857,509	–
Addition: Original acquisition cost – Other mining concessions (c)	750,000	–
Fair value adjustment – Acquisition cost – First Guayabales Option	(504,403)	–
Fair value adjustment – Provision for environmental remediation	(268,138)
Fair value adjustment – Acquisition cost - Other mining concessions	(46,599)	–
	11,621,703	–

(a)	First Guayabales Option

On June 23, 2025, the Company has exercised its option to acquire the mining concession contract under the option agreement entered into on June 24, 2020 (the “First Guayabales Option”). As a result, the Company and the optionor executed an addendum to the original agreement pertaining to the First Guayabales Option. Consequently, the Company has expedited the timeline for obtaining full ownership of the mining concession contract and no longer has the option to terminate the agreement (See Note 9(a)(i)).

In accordance with the Company’s accounting policy under IFRS 6, the total consideration owing to the optionor under the amended agreement has been reflected as a mining concession contract with a corresponding financial liability (for the unpaid portion) (See Note 14). As at December 31, 2025, the remaining fair value of the long-term liability outstanding for this agreement is $1,425,561 (See Note 14).

(b)	Environmental remediation

As part of the acquisition of the mining concession contract, the Company has estimated a provision for environmental remediation of $1,857,509 (See Note 11). This provision relates primarily to the treatment and closure of two small tailings ponds, a waste dump, and sealing and backfilling of historical mining tunnels. The obligation arises from past activities conducted in the concession area prior to the Company’s acquisition (See Note 9(a)(i)).

The Company expects to undertake a progressive remediation program beginning in 2026 and continuing through 2033, with the objective of completing the environmental remediation works required under applicable regulations.

The provision for environmental remediation has been measured at present value using a discount rate of 9.50% over the expected remediation period from 2026 to 2033, resulting in an initial recognised provision of $1,589,371.

In accordance with IAS 37 Provisions, Contingent Liabilities, and Contingent Assets, the provision represents the estimated present obligation for remediation. Consistent with IAS 16, Property, Plant and Equipment, the related cost has been capitalised as part of the acquisition cost of the mining concession, as it is directly attributable to the acquisition of the mining concession contract.

(c)	Other Mining Concessions

On July 16, 2025, the Company signed an agreement to acquire a mining concession for a total consideration of $750,000. The present value of the total consideration is determined to be $703,401 using a discount rate of 9.25% for the period 2025–2027.

In accordance with the Company’s accounting policy under IFRS 6, the total consideration owing to the seller under the amended agreement has been reflected as a mining concession contract with a corresponding financial liability (for the unpaid portion). As at December 31, 2025, the remaining fair value of the long-term liability outstanding for this agreement is $328,559 (See Note 14).